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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 28, 2002
                        (Date of earliest event reported)

    FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2002, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2002-2, Mortgage
                   Pass-Through Certificates, Series 2002-2).

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                   333-73524                   75-2808384
   (State of Incorporation)     (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)



              4000 Horizon Way
               Irving, Texas                                        75063
  (Address of Principal executive offices)                       (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000

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Item 5.  Other Events.
         ------------

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-73524) filed with the Securities and Exchange Commission (the "Commission") on November 16, 2001 (such Registration Statement, as amended to the date hereof, the "Registration Statement"), pursuant to which the Registrant registered $5,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated March 26, 2002, and the related Prospectus Supplement dated March 26, 2002 (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on March 29, 2002, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2002-2 (the "Offered Securities").

         On March 28, 2002, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in a pool of conventional, fixed and adjustable rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans"). The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2002 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, First Horizon Home Loan Corporation ("FHHLC"), as Seller and Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 10.1.
                                                     ------------

         The Offered Securities, having an aggregate principal balance of approximately $543,028,463 have been sold by the Registrant to UBS Warburg LLC ("UBS"), successor by merger to PaineWebber Incorporated, pursuant to an Underwriting Agreement dated as of September 19, 2000 (the "UBS Underwriting Agreement"), as supplemented by a Terms Agreement dated as of March 26, 2002, each among UBS, the Registrant and FHHLC. The UBS Underwriting Agreement has been previously filed with the Commission and is incorporated herein by reference as Exhibit 1.1.
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                                      -2-

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Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits

          Exhibit No.     Description
          -----------     -----------

              1.1 UBS Underwriting Agreement dated as of September 19, 2000, by and among UBS, the Registrant and FHHLC*

              10.1 Pooling and Servicing Agreement dated as of March 1, 2002, by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, and The Bank of New York, as Trustee



     *    Previously filed with the Commission on October 13, 2000, as
          Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-74467)

                                      -3-

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                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST HORIZON ASSET SECURITIES INC.

April 5, 2002                             By:  /s/ Wade Walker
                                             -----------------------------------
                                               Wade Walker
                                               Senior Vice President - Asset
                                               Securitization

Signature Page for Form 8-K (2002-2 Issuance of Certificates)

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                                INDEX TO EXHIBITS

     Exhibit No.
     -----------

         1.1 Underwriting Agreement dated as of September 19, 2000, by and among UBS, the Registrant and FHHLC *

         10.1 Pooling and Servicing Agreement dated as of March 1, 2002, by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, and The Bank of New York, as Trustee



         *        Previously filed with the Commission on October 13, 2000, as
                  Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-74467)